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                                                                      Exhibit 21

                   SUBSIDIARIES OF ARDENT HEALTH SERVICES LLC

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                                                                                Jurisdiction of Incorporation or
Subsidiary                                                                                Organization
----------                                                                                ------------
AHS Albuquerque Holdings, LLC                                                               New Mexico
AHS Cumberland Hospital, LLC                                                                 Virginia
AHS Kentucky Holdings, Inc.                                                                  Delaware
AHS Kentucky Hospitals, Inc.                                                                 Delaware
AHS Louisiana Holdings, Inc.                                                                 Delaware
AHS Louisiana Hospitals, Inc.                                                                Delaware
AHS Management Company, Inc.                                                                Tennessee
AHS New Mexico Holdings, Inc.                                                               New Mexico
AHS Research and Review, LLC                                                                New Mexico
AHS Samaritan Hospital, LLC                                                                  Kentucky
AHS S.E.D. Medical Laboratories, Inc.                                                       New Mexico
AHS Summit Real Estate Venture LLC                                                           Delaware
AHS Summit Hospital, LLC                                                                     Delaware
Ardent Health Services, Inc.                                                                 Delaware
Ardent Medical Services, Inc.                                                                Delaware
Behavioral Healthcare Corporation                                                            Delaware
BHC Alhambra Hospital, Inc.                                                                 Tennessee
BHC Belmont Pines Hospital, Inc.                                                            Tennessee
BHC Cedar Crest RTC, Inc.                                                                     Texas
BHC Cedar Vista Hospital, Inc.                                                              California
BHC Clinicas Del Este Hospital, Inc.                                                        Tennessee
BHC Columbus Hospital, Inc.                                                                 Tennessee
BHC Fairfax Hospital, Inc.                                                                  Tennessee
BHC Fort Lauderdale Hospital, Inc.                                                          Tennessee
BHC Fox Run Hospital, Inc.                                                                  Tennessee
BHC Fremont Hospital, Inc.                                                                  Tennessee
BHC Gulf Coast Management Group, Inc.                                                       Tennessee
BHC Health Services of Nevada, Inc.                                                           Nevada
BHC Heritage Oaks Hospital, Inc.                                                            Tennessee
BHC Hospital Holdings, Inc.                                                                  Delaware
BHC Intermountain Hospital, Inc.                                                            Tennessee
BHC Lebanon Hospital, Inc.                                                                  Tennessee
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
                                                                                Jurisdiction of Incorporation or
Subsidiary                                                                                Organization
----------                                                                                ------------
BHC Management Holdings, Inc.                                                                Delaware
BHC Management Services, LLC                                                                 Delaware
BHC Management Services of Indiana, LLC                                                      Delaware
BHC Management Services of Kentucky, LLC                                                     Delaware
BHC Management Services of Louisiana, LLC                                                    Delaware
BHC Management Services of New Mexico, LLC                                                   Delaware
BHC Management Services of Pennsylvania, LLC                                                 Delaware
BHC Management Services of Streamwood, LLC                                                   Delaware
BHC Meadows Partner, Inc.                                                                    Delaware
BHC Millwood Hospital, Inc.                                                                 Tennessee
BHC Montevista Hospital, Inc.                                                                 Nevada
BHC Northwest Psychiatric Hospital, LLC                                                      Delaware
BHC of Indiana, General Partnership                                                         Tennessee
BHC of Northern Indiana, Inc.                                                               Tennessee
BHC Pacific  Gateway Hospital, Inc.                                                         Tennessee
BHC Pacific Shores Hospital, Inc.                                                           California
BHC Pacific View RTC, Inc.                                                                  Tennessee
BHC Physician Services of Kentucky, LLC                                                      Delaware
BHC Pinnacle Pointe Hospital, Inc.                                                          Tennessee
BHC Properties, Inc.                                                                        Tennessee
BHC Ross Hospital, Inc.                                                                     California
BHC San Juan Capestrano Hospital, Inc.                                                      Tennessee
BHC Sierra Vista Hospital, Inc.                                                             Tennessee
BHC Spirit of St. Louis Hospital, Inc.                                                      Tennessee
BHC Streamwood Hospital, Inc.                                                               Tennessee
BHC Valle Vista Hospital, Inc.                                                              Tennessee
BHC Vista Del Mar Hospital, Inc.                                                            Tennessee
BHC Windsor Hospital, Inc.                                                                     Ohio
Bloomington Meadows, G.P.                                                                    Delaware
Columbus Hospital, LLC                                                                       Delaware
Community Psychiatric Centers of Texas, Inc.                                                  Texas
CPC/Clinicas del Este, Inc.                                                                Puerto Rico
Indiana Psychiatric Institutes, Inc.                                                         Delaware
Integrated Health Care Systems Corp.                                                       Puerto Rico
Lebanon Hospital, LLC                                                                        Delaware
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
                                                                                Jurisdiction of Incorporation or
Subsidiary                                                                                Organization
----------                                                                                ------------
Lovelace Sandia Health System, Inc. (f/k/a Lovelace Health Systems, Inc.)                   New Mexico
Mesilla Valley General Partnership                                                          New Mexico
Mesilla Valley Hospital, Inc.                                                               New Mexico
Mesilla Valley Mental Health Associates, Inc.                                               New Mexico
Northern Indiana Hospital, LLC                                                               Delaware
Valley Behavioral Health Network, LLC                                                       California
Valle Vista, LLC                                                                             Delaware
Willow Springs, LLC                                                                          Delaware
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